Exhibit 10.1

SIXTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
This SIXTH AMENDMENT (this “Amendment”), dated as of February 26, 2013, is among TRIUMPH RECEIVABLES, LLC, a Delaware limited liability company, as seller (the “Seller”), TRIUMPH GROUP, INC., a Delaware corporation (“Triumph”), as servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), MARKET STREET FUNDING LLC, a Delaware limited liability company (“Market Street”), as a related committed purchaser and as a conduit purchaser (in such capacities, together with its successors and permitted assigns in such capacities, the “Purchaser”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as purchaser agent for Market Street’s purchaser group (in such capacity, together with its successors and permitted assigns in such capacity, the “Purchaser Agent”) and as administrator (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrator”). Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Agreement (as defined below).
RECITALS
1.    The Seller, the Servicer, the Purchaser, the Purchaser Agent and the Administrator are parties to the Receivables Purchase Agreement, dated as of August 7, 2008 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.    Concurrently herewith and pursuant to that certain Joinder Agreement, dated as of the date hereof, Triumph Processing - Embee Division, Inc. (“Embee”), is becoming a party to the Sale Agreement, as an Originator thereunder (the “Embee Joinder”).
3.    Concurrently herewith, the parties hereto are entering into a Fifth Amended and Restated Purchaser Group Fee Letter, dated as of the date hereof (the “A&R Fee Letter”).
4.    Concurrently herewith, the Servicer, the Seller, Embee and the existing Originators are entering into a Second Amendment to Purchase and Sale Agreement, dated as of the date hereof (the “PSA Amendment”), pursuant to which, among other things, Triumph Instruments – Burbank, Inc. (“Burbank”) and Triumph Instruments, Inc. (“Instruments”) are being removed as Originators under the Sale Agreement.
5.    The Seller, the Servicer, the Purchaser, the Purchaser Agent and the Administrator desire to amend the Agreement as hereinafter set forth.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
SECTION 1. Amendments to the Agreement. The Agreement is hereby amended as follows:
(a)    Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is amended by deleting the date “June 19, 2014” therein and substituting the date “February 26, 2016” therefor.

(b)    Schedule II to the Agreement is hereby replaced in its entirety with Schedule II attached hereto.
(c)    The address of the Seller listed under its signature in the Agreement is hereby replaced in its entirety with the following:
899 Cassatt Road
Suite 210
Berwyn, PA 19312
(d)    The address of Triumph listed under its signature in the Agreement is hereby replaced in its entirety with the following:
899 Cassatt Road
Suite 210
Berwyn, PA 19312
(e)    Clause (b)(iii) of the definition of “Excluded Receivable” set forth in Exhibit I to the Agreement is amended by deleting each reference to “Triumph Thermal Systems, Inc.” therein and substituting “Triumph Thermal Systems, LLC” therefor.
(f)    Clause (c)(i) of the definition of “Excluded Receivable” set forth in Exhibit I to the Agreement is amended by deleting each reference to “Triumph Fabrications – Hot Springs, Inc.” therein and substituting “Triumph Fabrications – Hot Springs, LLC” therefor.
SECTION 2.    Waivers and Consents.
(a)    In connection with this Amendment and the release of Burbank and Instruments as Originators under the Sale Agreement, each of the parties hereto hereby consents to the filing, at the sole expense of the Seller, with the appropriate Secretary of State, of each of the UCC-3 financing statement amendments attached to Exhibit A hereto.
(b)    The parties hereto hereby waive the requirement, pursuant to Section 1.12 of the Agreement, that they receive at least 90 days prior written notice of the decision by the Liquidity Providers under the Liquidity Agreement related to the Conduit Purchaser in such Purchaser Agent’s Purchaser Group regarding the extension of the then current scheduled commitment expiration date under such Liquidity Agreement.
SECTION 3.    Conditions to Effectiveness.
This Amendment shall become effective as of the date hereof, provided that neither the Facility Termination Date nor a Termination Event or Unmatured Termination Event has occurred and subject to the condition precedent that the Administrator shall have received (i) the Structuring Fee (under and as defined in the A&R Fee Letter) and (ii) each of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:
(a)    counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

(b)    counterparts of the Joinder Agreement, the A&R Fee Letter and the PSA Amendment (whether by facsimile or otherwise), in each case, executed by each of the parties thereto;
(c)    opinions of counsel, at Ballard Spahr LLP, counsel to the Seller and Embee, regarding certain corporate, enforceability, security interests and bankruptcy matters;
(d)    an opinion of in-house counsel of Triumph, regarding certain corporate matters; and
(e)    such other documents, agreements, opinions and instruments as the Administrator may reasonably request prior to delivery by Administrator of an executed counterpart of this Amendment.
SECTION 4.    Representations and Warranties.
Each of the Seller and the Servicer, as applicable, hereby represents and warrants to the Purchaser, the Purchaser Agent and the Administrator as follows:
(a)    Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.
(c)    No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
SECTION 5.    Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.
SECTION 6.    Reaffirmation of Performance Guaranty. After giving effect to this Amendment, the Embee Joinder, the PSA Amendment and each of the other transactions contemplated hereby and thereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and Triumph hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
SECTION 8.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
SECTION 9.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
SECTION 10.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
TRIUMPH RECEIVABLES, LLC

By: /s/ M. David Kornblatt
Name: M. David Kornblatt
Title: Senior Vice President, CFO and Treasure

TRIUMPH GROUP, INC., in its individual capacity and as Servicer

By: /s/ M. David Kornblatt
Name: M. David Kornblatt
Title: Executive Vice President and CFO

S-1

MARKET STREET FUNDING LLC, as a Related Committed Purchaser and as a Conduit Purchaser

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

S-2    RPA Amendment #6

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and as Purchaser Agent for the Market Street Purchaser Group

By: /s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

S-3    RPA Amendment #6